                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

   Filed by the Registrant [X]
   Filed by a party other than the Registrant [ ]
   Check the appropriate box:

 [X] Preliminary proxy statement     [ ] Confidential, for Use of the Commission
 [ ] Definitive proxy statement         Only (as permitted by Rule 14a-6(e)(2))
 [ ] Definitive additional materials
 [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          BIO-RAD LABORATORIES, INC.


  ____________________________________________________________________________
               (Name of Registrant as Specified in Its Charter)



  ____________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:
      ________________________________________________________________________

      (2) Aggregate number of securities to which transaction applies:

      ________________________________________________________________________

       (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):


      (4) Proposed maximum aggregate value of transaction:

      ________________________________________________________________________

      (5) Total fee paid:

      ________________________________________________________________________

   [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      ________________________________________________________________________

      (2) Form, schedule or registration statement no.:

      ________________________________________________________________________

      (3) Filing party:

      ________________________________________________________________________

      (4) Date filed:

                          BIO-RAD LABORATORIES, INC.

                NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS OF
                          BIO-RAD LABORATORIES, INC.

                          TO BE HELD FEBRUARY 4, 2002

To the Stockholders of Bio-Rad Laboratories, Inc.:

   A special meeting of the stockholders of Bio-Rad Laboratories, Inc. ("Bio-Rad" or the "Company") will be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on February 4, 2002, at 4:00 p.m., Pacific Time, for the following purposes:

    (1)To approve an amendment to the certificate of incorporation of the Company to increase the authorized number of shares of capital stock from 23,300,000 to 77,500,000 shares, by increasing the number of authorized shares of our Class A Common Stock from 15,000,000 shares to 50,000,000 shares, increasing the number of authorized shares of our Class B Common Stock from 6,000,000 shares to 20,000,000 shares and increasing the number of authorized shares of Preferred Stock from 2,300,000 to 7,500,000 shares;

    (2)To approve an amendment to the certificate of incorporation of the Company to reduce the par value of each of the Class A Common Stock, Class B Common Stock and Preferred Stock from $1.00 per share to $.0001 per share;

    (3)To approve an amendment to the certificate of incorporation of the Company to eliminate the current requirement that all elections of directors be conducted by written ballot;

    (4)To approve an amendment to the certificate of incorporation of the Company to make certain technical amendments; and

    (5)To transact such other business as may properly come before the meeting and at any adjournments or postponements thereof, including, if submitted to a vote of the stockholders, a motion to adjourn the special meeting to another time or place for the purpose of soliciting additional proxies.

   The Board of Directors of the Company has determined that each of the amendments are advisable and in your best interests and recommends that you vote "FOR" these proposals.

   The Board of Directors of the Company has fixed the close of business on December 24, 2001 as the record date for the determination of the stockholders entitled to notice of and to vote at this special meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for examination by any stockholder at the special meeting and at the offices of the Company, 1000 Alfred Nobel Drive, Hercules, California 94547, during ordinary business hours during the ten-day period prior to the special meeting date. The stock transfer books of the Company will not be closed.

   All stockholders are invited to attend the special meeting in person, but those who are unable to do so are urged to execute and return promptly the enclosed Proxy in the provided postage-paid envelope. Since a majority of the outstanding shares of each class of common stock of the Company must be present or represented at the special meeting to transact the business matters referred to above, your promptness in returning the enclosed Proxy will be greatly appreciated. Your Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting and revoke your Proxy.

                                      By order of the Board of Directors
                                      BIO-RAD LABORATORIES, INC.

                                      SANFORD S. WADLER, Secretary

   Hercules, California

   [   ], 2001

                          BIO-RAD LABORATORIES, INC.
                                PROXY STATEMENT
                     FOR A SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 4, 2002

                         INFORMATION REGARDING PROXIES

   The enclosed Proxy is solicited on behalf of the Board of Directors of Bio-Rad Laboratories, Inc., a Delaware corporation ("Bio-Rad" or the "Company"), in connection with a special meeting of stockholders of the Company to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Monday, February 4, 2002 at 4:00 p.m., and at any adjournments or postponements thereof. The Company intends to mail copies of this Proxy Statement and the accompanying notice and Proxy Card on or about January 2, 2002 to all stockholders entitled to vote at the special meeting.

   The Company will pay the cost of this Proxy solicitation. In addition to solicitation by use of the mails, proxies may be solicited from stockholders of the Company by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith. The Company may retain Georgeson Shareholder Services, a proxy solicitation firm, to solicit proxies in connection with the special meeting at an estimated cost of $6,000.00.

   Shares for which a properly executed Proxy in the enclosed form is returned will be voted at the meeting in accordance with the directions on such Proxy. If no voting instructions are indicated with respect to one or more of the proposals, the Proxy will be voted in favor of each of the proposal(s) and to approve those other matters that may properly come before the special meeting at the discretion of the person named in the Proxy. Any Proxy may be revoked by the record owner of the shares at any time prior to its exercise by delivering to the Secretary of the Company, at 1000 Alfred Nobel Drive, Hercules, California 94547, a written revocation or a duly executed Proxy bearing a later date or by attending the meeting and voting in person. Attendance at the special meeting will not, by itself, constitute revocation of a Proxy.

                               VOTING SECURITIES

   The securities of the Company entitled to vote at the meeting consist of shares of its Class A Common Stock and Class B Common Stock, both $1.00 par value (collectively, "Common Stock"). At the close of business on December 24,
2001, [   ] shares of Class A Common Stock and [   ] shares of Class B Common
Stock were issued and outstanding. Only stockholders of record at the close of business on December 24, 2001 will be entitled to notice of and to vote at the special meeting. The presence, in person or by Proxy, of the holders of a majority of the Voting Power will constitute a quorum for the transaction of business at the special meeting, provided, however, that for the first two proposals, the presence, in person or by Proxy, of the holders of a majority of the outstanding shares of the Class A Common Stock and a majority of the outstanding shares of the Class B Common Stock will constitute a quorum for the transaction of business. Each share of Class A Common Stock is entitled to one-tenth of a vote and each share of Class B Common Stock is entitled to one vote, except in the election of directors (which is not a subject of the special meeting) and any other matter requiring the vote of one or both classes of Common Stock voting separately. The sum of one-tenth the number of shares of Class A Common Stock and the number of shares of Class B Common Stock constitutes the "Voting Power" of the Company.

   The Board of Directors is not aware of any matters that might come before the meeting other than the amendments to and restatement of the certificate of incorporation described in this Proxy Statement. If, however, any other matters properly come before the special meeting, including, without limitation, if submitted to a vote of the stockholders, a motion to adjourn the special meeting to another time or place for the purpose of soliciting additional proxies, it is intended that the Proxies will be voted in accordance with the judgment of the person or persons voting such Proxies.

   Under Delaware law: (1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; and (2) proxies that reflect abstentions or "broker non-votes" with respect to a particular proposal will have the same effect as a vote against that proposal.

   There is no statutory or contractual right of appraisal or similar remedy available to those stockholders who dissent from any matter to be acted upon.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

   The following table presents certain information as of December 20, 2001 (except as noted below), with respect to Class A Common Stock and Class B Common Stock beneficially owned by: (i) any person who is known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of either class, (ii) each director of Bio-Rad, (iii) certain executive officers of Bio-Rad, and (iv) all directors and executive officers of Bio-Rad as a group. The address for all executive officers and directors is c/o Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Drive, Hercules, California, 94547.

                                               Class A Common Stock/(1)/               Class B Common Stock
                                          -----------------------------------  -----------------------------------
       Name and, with Respect to            Number of Shares and   Percent of    Number of Shares and   Percent of
     Owner of 5% or More, Address         Nature of Ownership/(2)/    Class    Nature of Ownership/(2)/    Class
     ----------------------------         ------------------------    -----    ------------------------    -----
Blue Raven Partners, L.P./(3)/                                  --        0.0%                2,030,027      84.1 %
  1000 Alfred Nobel Drive
  Hercules, CA 94547.....................
Private Capital Management, Inc./(4)/                    1,165,732       11.7%                       --       0.0 %
  3003 Tamiami Trail North
  Naples, FL 34103
Bernard A. Egan                                            743,994        7.4%                       --       0.0 %
  1900 Old Dixie Highway
  Fort Pierce, FL 34946
Dimensional Fund Advisors, Inc./(4)/                       515,075        5.2%                       --       0.0 %
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
David and Alice N. Schwartz/ (5)(6)(9)/                  1,605,524       16.3%                2,226,668       86.5%
  Bio-Rad Laboratories, Inc.
  1000 Alfred Nobel Drive
  Hercules, CA 94547
Norman Schwartz/(5)(7)(8)(9)/                              105,727        1.1%                2,044,854      84.4 %
  Bio-Rad Laboratories, Inc.
  1000 Alfred Nobel Drive
  Hercules, CA 94547
Steven Schwartz/(5)(7)(10)/                                 82,450        0.8%                2,034,227      84.3 %
  Bio-Rad Laboratories, Inc.
  1000 Alfred Nobel Drive
  Hercules, CA 94547
James J. Bennett /(9)/...................                   33,757        0.3%                   23,727       1.0 %
John Goetz /(9)/.........................                   19,695        0.2%                       --       0.0 %
Albert J. Hillman/ (9)/..................                    4,454        0.0%                    4,117       0.2 %
Philip L. Padou/(9)/.....................                       --        0.0%                       --       0.0 %
Sanford S. Wadler/(9)/...................                   28,565        0.3%                       --        0.0%
All directors and executive..............                1,827,646       18.1%                2,304,582      89.2 %
officers as a group/(9)/ (11 persons)....

/(l)/Excludes Class A Common Stock that may be acquired on conversion of Class
   B Common Stock. Class B Common Stock may be converted to Class A Common Stock on a one for one basis and, if fully converted, would result in the following percentage beneficial ownership of Class A Common Stock: Blue Raven Partners 16.4%; Private Capital Management, Inc. 9.4%; Bernard A. Egan 6.0%; Dimensional Fund Advisors 4.1%; David and Alice N. Schwartz 30.5%; Norman Schwartz 17.3%; Steven Schwartz 17.0%; James J. Bennett 0.5%; John Goetz 0.1%; Albert J. Hillman 0.1%; Philip L. Padou 0.0%; Sanford S. Wadler 0.2%; and all directors and executive officers as a group 32.6%. Management considers any substantial conversions by the executive officers or directors listed in the table to be highly unlikely.

/(2)/Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares. Number of shares is based on the statements of the stockholders where not identified specifically in the stockholder register.

/(3)/David Schwartz, Alice N. Schwartz, Norman Schwartz and Steven Schwartz are general partners of Blue Raven Partners, L.P., a California limited partnership (the "Partnership"), and, as such, share voting and dispositive power over the Class B Common Stock held by the Partnership.

/(4)/For Private Capital Management, Inc. based solely on an amended Schedule
   13G filed on February 14, 2001 with the Securities and Exchange Commission pursuant to Rule 13d-1(b) of the Exchange Act. For Dimensional Fund Advisors, Inc., based solely on a Schedule 13G filed on February 2, 2001 with the Securities and Exchange Commission pursuant to Rule 13d-1(b) of the Exchange Act.

/(5)/Includes 2,030,027 shares of Class B Common Stock held by the Partnership.

/(6)/David and Alice N. Schwartz each have a one-half community property interest in these shares. Includes 20,588 shares of Class B Common Stock held by DANSA Partners Limited, a California limited partnership, of which David and Alice N. Schwartz are general partners.

/(7)/Norman Schwartz and Steven Schwartz are sons of David and Alice N.
   Schwartz.

/(8)/Includes 4,200 shares owned by Norman Schwartz's wife, as to which Norman
   Schwartz disclaims any beneficial ownership.

/(9)/Includes shares with respect to which such persons have the right to acquire beneficial ownership immediately or within sixty days of December 18, 2001, under the Company's employee stock purchase plan and stock option agreements, as follows: David Schwartz, 160,650 Class B shares; Norman Schwartz, 10,627 Class B shares and 3,750 Class A shares; James J. Bennett, 22,308 Class A shares; John Goetz, 11,784 Class A shares; Sanford S. Wadler, 15,752 Class A shares; and all directors and executive officers as a group, 70,348 Class A shares and 171,277 Class B shares.

/(10) /Includes4,200 shares owned by Steven Schwartz's wife, as to which Steven
             Schwartz disclaims any beneficial ownership.

                     I. APPROVAL OF AMENDMENT TO INCREASE
              AUTHORIZED NUMBER OF CAPITAL SHARES OF THE COMPANY

   The Board of Directors proposes to amend and restate the Company's certificate of incorporation (the "Existing Certificate") to increase the number of authorized shares of the Company's capital stock. Our Existing Certificate authorizes the Company to issue 23,300,000 shares of capital stock, of which 15,000,000 shares are designated as Class A Common Stock, 6,000,000 shares are designated as Class B Common Stock and 2,300,000 shares are designated as Preferred Stock. The Board of Directors believes this capital structure is inadequate for the present and future needs of the Company. Therefore, on August 15, 2001, the Board of Directors unanimously adopted and declared advisable the amendment and restatement of the Company's certificate of incorporation to increase the total number of authorized shares of capital stock of the Company to 77,500,000 shares, to increase the number of shares of authorized shares of Class A Common Stock to 50,000,000, to increase the number of authorized shares of Class B Common Stock to 20,000,000 and to increase the number of authorized shares of Preferred Stock to 7,500,000. The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends such amendment and restatement to the Company's stockholders for adoption.

   The Board of Directors recommends that the Existing Certificate be so amended by deleting and replacing Section 4(a) of the Existing Certificate with the following paragraph (the "Authorized Shares Proposal"):

   (a) The total number of shares of all classes of stock which the corporation shall be authorized to issue is 77,500,000 shares, divided into three classes of shares of stock as follows: 50,000,000 shares of Class A Common Stock, par value $0.0001 per share ("Class A Common"), 20,000,000 shares of Class B Common Stock, par value $0.0001 per share ("Class B Common"), and 7,500,000 shares of Preferred Stock, par value $0.0001 per share ("Preferred Stock").

   The text of the proposed amended and restated certificate of incorporation (the "Restated Certificate"), which includes the Authorized Shares Proposal and the other amendments described in this Proxy Statement, is attached as Exhibit A to this Proxy Statement. Copies of the Existing Certificate are available for inspection at the principal executive offices of the Company and will be sent to any stockholder upon written request. If all of the proposed amendments to the Existing Certificate are adopted, the Restated Certificate will become effective upon filing of the Restated Certificate with the Secretary of State of the State of Delaware.

   Adoption of the Authorized Shares Proposal by the stockholders of the Company will not constitute the issuance of additional shares of Class A Common Stock, Class B Common Stock or Preferred Stock and will not affect the rights of the holders of currently outstanding shares of such stock.

   As of December 24, 2001, [   ] shares of Class A Common Stock, [   ] shares
of Class B Common Stock and no shares of Preferred Stock were outstanding. Under our current certificate of incorporation, a Class B stockholder has the right at any time to convert any share of Class B Common Stock into one share of Class A Common Stock. As a result, we have reserved for issuance a total of
[   ] shares of Class A Common Stock to allow for this conversion. The total number of shares of Class A Common Stock and Class B Common Stock outstanding excludes: 549,910 Class A shares and 236,337 Class B shares that are issuable upon exercise of outstanding options and warrants.

Purpose for Authorizing Additional Capital Stock

   Approval of the Authorized Shares Proposal by the stockholders of the Company will give the Board of Directors the express authority, without further action by the stockholders, to issue shares of Class A Common Stock, Class B Common Stock or Preferred Stock from time to time as the Board of Directors deems necessary. The Board's primary purpose in submitting the Authorized Shares Proposal to the stockholders at this time is to provide the Company with flexibility to adjust the number of shares of Class A Common Stock and Class B Common Stock outstanding in order to promote a broad market for such stock. Management's continuing efforts to improve the financial condition and results of operations of the Company have been successful and have been reflected in an increased price of the Class A Common Stock. As a result, the Board of Directors is currently considering effecting a split of the Company's Common Stock through a stock dividend, which would result in a market price believed to be more attractive to a broader spectrum of investors, particularly individual investors. The Board's decision in this regard is necessarily contingent upon numerous factors, including, but not limited to, the number of shares of Class A Common Stock and Class B Common Stock authorized for issuance, fluctuations in the stock market, the prevailing condition of the overall economy and the market price of the Common Stock. It is, therefore, possible that a decision to split the Common Stock through a stock dividend may not be taken. However, should the Board of Directors determine to split the Common Stock through a stock dividend, stockholder approval of an amendment to increase the number of authorized shares of capital stock would be necessary to enable the Company to effectuate such a split. If the Authorized Shares Proposal is adopted by the stockholders of the Company, the Board will avoid the delay which would be required for obtaining such approval at a later time. Conversely, delaying the Authorized Shares Proposal until the next regularly scheduled Annual Meeting in April 2002 would necessarily eliminate the Board's ability to effect a stock split through a stock dividend prior to that date.

   In addition to providing flexibility to effect a stock split through a stock dividend, the availability of additional authorized shares of capital stock would provide the Company with flexibility to issue Class A Common Stock, Class B Common Stock or Preferred Stock for a variety of other proper corporate purposes without further action by the Company's stockholders, except as may be required by law, regulation or stock exchange rule. As a result, the Company would be in a better position to take prompt advantage of opportunities for which the issuance of the Company's capital stock might be appropriate, including, without limitation, acquisition transactions, equity or convertible debt financings, stock dividends or distributions, issuance of options pursuant to the Company's stock option plans or other bona fide corporate purposes. The Company has not committed to issue any shares of capital stock which are the subject of the Authorized Shares Proposal.

Effects of Increasing the Authorized Capital Stock

   Approval of the Authorized Shares Proposal by the stockholders of the Company could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares of capital stock of the Company by the Board of Directors of the Company. The Authorized Shares Proposal could have an anti-takeover effect, in that 54,200,000 additional shares of capital stock of the Company could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares of capital stock of the Company could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares of capital stock of the Company to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership of or voting rights of persons seeking to cause such removal. Although the Authorized Shares Proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of the Authorized Shares Proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

   In addition, an issuance of additional shares of capital stock of the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's capital stock. If such factors were reflected in the price per share of Class A Common Stock and Class B Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Class A Common Stock and Class B Common Stock carries no preemptive rights to purchase additional shares upon the issuance of additional shares of capital stock of the Company. The adoption of the Authorized Shares Proposal will not of itself cause any change in the capital accounts of the Company.

Vote Required

   The affirmative vote of each of (i) a majority of the outstanding Class A Common Stock voting together as a single class, (ii) a majority of the outstanding Class B Common Stock, voting together as a single class, and (iii) a majority of the Voting Power of the Company (with the holders of Class A Common Stock having one-tenth of a vote for each share of Class A Common Stock and the holders of Class B Common Stock having one vote for each share Class B Common Stock) is required to approve the Authorized Shares Proposal.

------------------------------------------------------------------------------------
The Board of Directors recommends that you vote FOR the Authorized Shares Proposal.
------------------------------------------------------------------------------------

II. APPROVAL OF AMENDMENT TO REDUCE THE PAR VALUE OF EACH OF THE CLASS A COMMON
                STOCK, CLASS B COMMON STOCK AND PREFERRED STOCK

   The Existing Certificate provides that the par value of each of the Class A Common Stock, Class B Common Stock and Preferred Stock is $1.00 per share. The Board of Directors recommends that the Existing Certificate be so amended by deleting and replacing Section 4(a) of the Existing Certificate with the following paragraph (the "Par Value Proposal"):

   (a) The total number of shares of all classes of stock which the corporation shall be authorized to issue is 77,500,000 shares, divided into three classes of shares of stock as follows: 50,000,000 shares of Class A Common Stock, par value $0.0001 per share ("Class A Common"), 20,000,000 shares of Class B Common Stock, par value $0.0001 per share ("Class B Common"), and 7,500,000 shares of Preferred Stock, par value $0.0001 per share ("Preferred Stock").

   The text of the proposed Restated Certificate, which includes the Par Value Proposal and the other amendments described in this Proxy Statement, is attached as Exhibit A to this Proxy Statement. Copies of the Existing Certificate are available for inspection at the principal executive offices of the Company and will be sent to any stockholder upon written request. If all of the proposed amendments to the Existing Certificate are adopted, the Restated Certificate will become effective upon filing of the Restated Certificate with the Secretary of State of the State of Delaware.

Purpose and Effect of Reduction in Par Value

   If the Par Value Proposal is approved by the stockholders of the Company, the resulting reduction in the par value of the Company's capital stock may decrease the Company's franchise taxes depending on the method of calculating franchise taxes used by the Company. In addition, a reduction in the par value of the Company's capital stock may result in a greater surplus, which would give the Company greater flexibility to pay dividends or repurchase stock. The Par Value Proposal will not otherwise affect the rights of the Company's stockholders.

Vote Required

   The affirmative vote of each of (i) a majority of the outstanding Class A Common Stock voting together as a single class, (ii) a majority of the outstanding Class B Common Stock voting together as a single class, and (iii) a majority of the Voting Power of the Company (with the holders of Class A Common Stock having one-tenth of a vote for each share of Class A Common Stock and the holders of Class B Common Stock having one vote for each share Class B Common Stock) is required to approve the Par Value Proposal.

----------------------------------------------------------------------------
The Board of Directors recommends that you vote FOR the Par Value Proposal.
----------------------------------------------------------------------------

 III. APPROVAL OF AMENDMENT TO ELIMINATE REQUIREMENT THAT DIRECTORS BE ELECTED
                               BY WRITTEN BALLOT

   Under the Existing Certificate, election of directors must be effected by written ballot. Section 211(e) of the General Corporation Law of the State of Delaware provides that all elections of directors must be by written ballot unless otherwise provided in the certificate of incorporation. The Board of Directors recommends that the Existing Certificate be amended to add the following sentence to the end of Section 4(b)(B)(1) (the "Written Ballot Proposal"):

   Unless, and to the extent, that, the by-laws of the corporation so require, the election of directors of the corporation need not be by written ballot.

   The text of the proposed Restated Certificate, which includes the Written Ballot Proposal and the other amendments described in this Proxy Statement, is attached as Exhibit A to this Proxy Statement. Copies of the Existing Certificate are available for inspection at the principal executive offices of the Company and will be sent to any stockholder upon written request. If all of the proposed amendments to the Existing Certificate are adopted, the Restated Certificate will become effective upon filing of the Restated Certificate with the Secretary of State of the State of Delaware.

Purpose and Effect of Elimination of Requirement that Directors Be Elected By Written Ballot

   Approval of the Written Ballot Proposal by the stockholders of the Company will not alter stockholders' rights to elect the Company's directors, but it will eliminate the current requirement that all elections of directors be conducted by written ballot and would allow the addition of a new provision to the Company's bylaws specifying that the Board may determine whether a written ballot is required in connection with the election of directors. The Board believes that the Company should have maximum flexibility and ability to reduce costs of conducting an election of directors. The Board of Directors does not consider the Written Ballot Proposal to be a material change to the Existing Certificate.

Vote Required

   The affirmative vote of a majority of the Voting Power of the Company (with the holders of Class A Common Stock having one-tenth of a vote for each share of Class A Common Stock and the holders of Class B Common Stock having one vote for each share Class B Common Stock) is required to approve the Written Ballot Proposal.

---------------------------------------------------------------------------------
The Board of Directors recommends that you vote FOR the Written Ballot Proposal.
---------------------------------------------------------------------------------

                 IV. APPROVAL OF CERTAIN TECHNICAL AMENDMENTS
                            TO EXISTING CERTIFICATE

   The Board of Directors recommends certain other amendments to the Existing Certificate that are not intended to affect stockholders' rights under the Existing Certificate, but are intended to clarify the intent of certain provisions.

   The Board recommends an amendment to the Existing Certificate to amend and restate the last sentence of Section 4(b)(B)(5) as follows:

   If permitted by the by-laws, the Board of Directors may increase the number of directors, and any newly created directorships so created may be filled by the Board of Directors; provided that, so long as the holders of Class A Common shares have the rights provided in paragraphs B.(1) and B.(5) of this
   Article 4.(b) in respect of the next previous annual meeting of stockholders, the Board of Directors may be so enlarged by the Board of Directors only to the extent that at least twenty-five percent of the enlarged Board consists of directors elected (a) by the holders of the Class A Common shares, (b) by persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of the Class A Common shares, (c) by directors elected by the holders of the Class A Common shares, or (d) by persons elected to fill newly created directorships in the manner provided by clauses (a), (b) or (c) above.

   The Board of Directors has also approved an amendment to the Existing Certificate to add the following language after Section 7 (together with the amendment above, the "Technical Amendments Proposal"):

   8. The corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

   The text of the proposed Restated Certificate, which includes the Technical Amendments Proposal and the other amendments described in this Proxy Statement, is attached as Exhibit A to this Proxy Statement. Copies of the Existing Certificate are available for inspection at the principal executive offices of the Company and will be sent to any stockholder upon written request. If all of the proposed amendments to the Existing Certificate are adopted, the Restated Certificate will become effective upon filing of the Restated Certificate with the Secretary of State of the State of Delaware.

Purpose and Effect of Proposed Technical Amendments

   The Board of Directors does not consider the Technical Amendments Proposal to be material changes to the Existing Certificate. The last sentence of
Section 4(b)(B)(5) in the Existing Certificate refers to "vacancies" resulting from an increase in the authorized number of directors. As a technical matter, the use of the word "vacancy" in that context is improper. The proposed amendment to Section 4(b)(B)(5) would replace the term "vacancy" with the more appropriate term, "newly created directorship," and make corresponding changes to the sentence to clarify the intent of the limitation on the power of the Board of Directors to fill newly-created directorships.

   Although the Existing Certificate contains no express reservation of the right of the Company to amend, alter, change or repeal any provision, such right is explicit in section 242 of the General Corporation Law of the State of Delaware. The proposed amendment to add a new Section 8 is intended to update the Existing Certificate with a provision commonly employed by Delaware corporations and does not purport to alter the rights of the stockholders under the Existing Certificate.

Vote Required

   The affirmative vote of a majority of the Voting Power of the Company (with the holders of Class A Common Stock having one-tenth of a vote for each share of Class A Common Stock and the holders of Class B Common Stock having one vote for each share Class B Common Stock) is required to approve the Technical Amendments Proposal.

---------------------------------------------------------------------------------------
The Board of Directors recommends that you vote FOR the Technical Amendments Proposal.
---------------------------------------------------------------------------------------

                               V. OTHER MATTERS

   At the date of this Proxy Statement, the Board of Directors does not know of any business to be presented for consideration at the meeting other than that described above. If any other business should properly come before the meeting, including, without limitation, if submitted to a vote of the stockholders, a motion to adjourn the special meeting to another time or place for the purpose of soliciting additional proxies, the shares represented by Proxies will be voted in accordance with the judgment of the persons named in such Proxies.

Stockholders of record on December 24, 2001 may obtain copies without charge of the Company's annual report on Form 10-K (excluding exhibits) filed with the SEC by contacting:

                          Bio-Rad Laboratories, Inc.
                           Attn: Corporate Secretary
                            1000 Alfred Nobel Drive
                              Hercules, CA 94547

                            http://www.bio-rad.com

                             STOCKHOLDER PROPOSALS

   If you want the Company to consider including a proposal in the proxy statement for next year's annual meeting, you must deliver it in writing to Bio-Rad Laboratories, Inc. at 1000 Alfred Nobel Drive, Hercules, California 94547, Attention: Secretary, no later than December 31, 2001.

   If you want to present a proposal at next year's annual meeting but do not wish to have it included in the Company's proxy statement, you must submit it in writing to the Company at the above address by March 11, 2002.

                                   By order of the Board of Directors
                                   BIO-RAD LABORATORIES, INC.

                                   SANFORD S. WADLER, Secretary

   Hercules, California
   [   ], 2001

                                  APPENDIX A

                                   RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                          BIO-RAD LABORATORIES, INC.
                           (a Delaware Corporation)

   The original Certificate of Incorporation of the corporation was filed with the Secretary of State of Delaware on March 10, 1975 and a restated Certificate of Incorporation was filed on April 25, 1989. The following Restated Certificate of Incorporation (the "Restated Certificate") has been duly adopted by the Board of Directors and the Stockholders pursuant to Sections 242 and 245 of the Delaware General Corporation Law.

   1.  The name of the corporation is BIO-RAD LABORATORIES, INC.

   2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

   3.  The nature of the business or purposes to be conducted or promoted is:

   Specifically, to engage in the research, development, manufacture and marketing of chemicals, chemical compounds and products and related instruments and apparatus.

   Generally to conduct and carry on the business of manufacturing, selling and distributing chemicals, chemical preparations, compounds, and materials of every kind and description and all instruments, apparatus, articles and products related thereto; and to purchase, manufacture, produce, refine, mine or otherwise acquire, invest in, own, hold, use, mortgage, pledge, sell, assign, transfer, or otherwise dispose of, trade and deal in and with, any and all kinds of chemicals and source materials, ingredients, mixtures, derivatives, and compounds thereof, and any and all kinds of products of which any of the foregoing constitutes an ingredient or in the production of which any of the foregoing is used, including, without limitation, industrial chemicals of all kinds.

   To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

   4. (a) The total number of shares of all classes of stock which the corporation shall be authorized to issue is 77,500,000 shares, divided into three classes of shares of stock as follows: 50,000,000 shares of Class A Common Stock, par value $0.0001 per share ("Class A Common"), 20,000,000 shares of Class B Common Stock, par value $0.0001 per share ("Class B Common"), and 7,500,000 shares of Preferred Stock, par value $0.0001 per share ("Preferred Stock")./1/

         (b) Except as set forth in this Article 4.(b), the Class A Common shares and Class B Common shares shall be identical in all respects and shall have equal rights and privileges.

            A. Dividends.

                 (1) Subject to paragraph (2) of this paragraph A, whenever a dividend is paid to holders of Class B Common shares, the corporation shall also pay to holders of Class A Common shares a dividend at least equal in amount per share. The corporation may pay dividends to holders of Class A Common shares in excess of dividends paid, or without paying dividends, to holders of Class B Common shares.

                 (2) If at any time a dividend is to be paid in Class B Common shares or Class A Common shares (a "Stock Dividend"), such Stock Dividend may be declared and paid only as follows:

                 (i) So long as no Class A Common shares have been issued or are outstanding, Class A Common shares may be paid to holders of Class B Common shares; or

                 (ii) Class A Common shares may be paid to holders of Class A Common shares and Class B Common shares may be paid to holders of Class B Common shares.

Whenever a Stock Dividend is paid, the same number of shares shall be paid in respect of each outstanding Class A or Class B Common share. The corporation shall not combine or subdivide shares of either of such classes without at the same time making a proportionate combination or subdivision of shares of the other of such classes.

            B. Voting. The holders of Class B Common shares shall have exclusive voting power except as may be provided to holders of the Preferred shares pursuant to Article 4.(c) of this Restated Certificate and except as follows:

                 (1) With respect to the election of directors, the holders of Class A Common shares voting as a separate class shall be entitled to elect that number of directors which constitutes twenty-five percent of the authorized number of members of the Board of Directors and, if such twenty-five percent is not a whole number, then the holders of Class A Common shares shall be entitled to elect the nearest higher whole number of directors that is at least twenty-five percent of such membership. Holders of Class B Common shares voting as a separate class, subject to voting rights that may be granted to holders of Preferred shares pursuant to Article 4.(c) of this Restated Certificate shall be entitled to elect the remaining directors.

--------
/1/ If the Authorized Shares Proposal is not approved, then the number of shares of all classes of stock which the Company shall be authorized to issue shall remain unchanged from the Existing Certificate. If the Par Value Proposal is not approved, then the par value of all classes of stock which the Company is authorized to issue will remain unchanged from the Existing Certificate. If neither the Authorized Shares Proposal nor the Par Value Proposal are approved, then Section 4(a) will remain unchanged from the Existing Certificate, which currently provides:

   This corporation is authorized to issue three classes of shares of stock to be designated 'Class A Common', Class B Common' and 'Preferred.' The total number of shares that this corporation is authorized to issue is 23,300,000 and the aggregate par value of all such share is $23,300,000. Fifteen million of the shares shall be Class A Common shares of a par value of $1.00 each. Six million of the shares shall be Class B Common shares of a par value of $1.00 per share. Two million, three hundred thousand of the shares shall be Preferred shares of a par value of $1.00 per share.

Unless, and to the extent that, the by-laws of the corporation shall so require, the election of directors of the corporation need not be by written ballot./2/

                 (2) The holders of Class A Common shares shall be entitled to vote as a separate class on the removal, with or without cause, of any director elected by the holders of Class A Common shares and the holders of Class B Common shares (subject to voting rights of Preferred shares granted pursuant to Article 4.(c) of this Restated Certificate) shall be entitled to vote as a separate class on the removal, with or without cause, of any director elected by the holders of Class B Common shares; provided that any director may be removed for cause by vote of the holders of the Class A and Class B Common shares voting as a single class, in which event the holders of Class A Common shares shall have one-tenth vote per share and the holders of Class B Common shares shall have one vote per share.

                 (3) The holders of the Class A Common shares and the holders of the Class B Common shares shall be entitled to vote as separate classes on such other matters as may be required by law or this Restated Certificate to be submitted to such holders voting as separate classes.

                 (4) The holders of Class A and Class B Common shares shall in all matters not specified in paragraph (1), (2) or (3) of this paragraph B vote together as a single class (subject to voting rights that may be granted to any holders of Preferred shares pursuant to Article 4.(c) of this Restated Certificate); provided that the holders of Class A Common shares shall have one-tenth of a vote for each share and the holders of Class B Common shares shall have one vote for each share.

                 (5) Any vacancy in the office of a director elected by the holders of the Class A Common shares may be filled by a vote of such holders voting as a separate class and any vacancy in the office of a director elected by the holders of the Class B Common shares may be filled by a vote of such holders voting as a separate class (subject to voting rights of the Preferred shares granted pursuant to Article 4.(c) of this Restated Certificate) and, in the absence of a stockholder vote, in the case of a vacancy in the office of a director elected by either class, such vacancy may be filled by the remaining directors as provided in the by-laws. Any director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of the stockholders and until his or her successor has been chosen and has qualified. If permitted by the by-laws, the Board of Directors may increase the number of directors, and any newly created directorships so created may be filled by the Board of Directors; provided that, so long as the holders of Class A Common shares have the rights provided in paragraphs B.(1) and B.(5) of this Article 4.(b) in respect of the next previous annual meeting of stockholders, the Board of Directors may be so enlarged by the Board of Directors only to the extent that at least twenty-five percent of the enlarged Board consists of directors elected (a) by the holders of the Class A Common shares, (b) by persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of the Class A Common shares, (c) by directors elected by the holders of the Class A Common shares, or (d) by persons elected to fill newly created directorships in the manner provided by clauses (a), (b) or (c) above./3/

                 (6) The Class A Common shares will not have the rights to elect directors set forth in paragraphs B.(1) and B.(5) of this Article 4.(b) if, on the record date for any stockholder meeting at which
--------
/2/ This sentence will be included in the Restated Certificate only if the Written Ballot Proposal is approved.
/3/ If the Technical Amendments Proposal is not approved, then the last sentence of this Section 4(b)(B)(5) will remain unchanged from the Existing Certificate, which currently provides:
   If permitted by the by-laws, the Board of Directors may increase the number of directors and any vacancies so created may be filled by the Board of Directors; provided that, so long as the holders of Class A Common shares have the rights provided in paragraphs B.(1) and B.(5) of this Article 4.(b) in respect of the next previous annual meeting of stockholders, the Board of Directors may be so enlarged by the Board of Directors only to the extent that at least twenty-five percent of the enlarged Board consists of directors elected by the holders of the Class A Common shares or by persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of the Class A Common shares.

directors are to be elected, the number of issued and outstanding Class A Common shares is less than ten percent B Common shares voting together as a single class (subject to voting rights that may be granted to any holders of Preferred shares pursuant to Article 4.(c) of this Restated Certificate); provided that, with respect to said election, the holders of Class A Common shares shall have one-tenth of a vote for each share and the holders of Class B Common shares shall have one vote for each share.

                 (7) Notwithstanding anything in this paragraph B to the contrary, the holders of Class A Common shares shall have exclusive voting power an all matters, except as may be provided to holders of the Preferred shares pursuant to Article 4.(c) of this Restated Certificate, at any time when no Class B Common shares are issued and outstanding.

            C. Conversion. Each holder of record of Class B Common shares may at any time or from time to time, in such holder's sole discretion and at such holder's option, convert any whole number or all of such holder's Class B Common shares into fully paid and non-assessable Class A Common shares at the rate (subject to adjustment as hereinafter provided) of one Class A Common share for each Class B Common share surrendered for conversion. Any such conversion may be effected by any holder of Class B Common shares surrendering such holder's certificate or certificates for the Class B Common shares to be converted, duly endorsed, at the office of the corporation or any transfer agent for the Class B Common shares, together with a written notice to the corporation at such office that such holder elects to convert all or a specified number of Class B Common shares and stating the name or names in which such holder desires the certificate or certificates for such Class A Common shares to be issued. Promptly thereafter, the corporation shall issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates for the number of Class A Common shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made at the close of business on the date of such surrender and the person or persons entitled to receive the Class A Common shares issuable on such conversion shall be treated for all purposes as the record holder or holders of such Class A Common shares on that date.

   The number of Class A Common shares into which the Class B Common shares may be converted shall be subject to adjustment from time to time in the event of any capital reorganization reclassification of the stock of the corporation, consolidation or merger of the corporation with or into another corporation or sale or conveyance of all or substantially all of the assets of the corporation to another corporation or other entity or person. Each Class B Common share shall thereafter be convertible into such kind and amount of securities or other assets, or both, as are issuable or distributable in respect of the number of Class A Common shares into which each Class B Common share is convertible immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance. In any such case, appropriate adjustments shall be made by the Board of Directors of the corporation in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Class B Common shares, to the end that the provisions set forth herein (including provisions for adjustment of the conversion rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other assets thereafter deliverable on conversion of the Class B Common shares.

   No fraction of a Class A Common share shall be issued on conversion of any Class B Common share but, in lieu thereof, the corporation shall pay in cash therefor the pro rata fair market value of any such fraction. Such fair market value shall be based, in the case of publicly traded securities, on the last sale price for such securities on the business day next prior to the date such fair market value is to be determined (or, in the event no sale is made on that day, the average of the closing bid and asked prices for that day on the principal stock exchange on which Class A Common shares are traded or, if the Class A Common shares are not then listed on any national securities exchange, the average of the closing bid and asked prices for that day quoted by the NASDAQ System) or, in the case of other property, the fair market value on such day determined by a qualified independent appraiser expert in evaluating such property and appointed by the Board of Directors of the corporation. Any such determination of fair market value shall be final and binding on the corporation and on each holder of Class B Common shares or Class A Common shares.

   The corporation shall at all times reserve and keep available out of the authorized and unissued Class A Common shares, solely for the purpose of effecting the conversion of the outstanding Class B Common shares, such number of Class A Common shares as shall from time to time be sufficient to effect the conversion of all outstanding Class B Common shares and if, at any time, the number of authorized and unissued Class A Common shares shall not be sufficient to effect conversion of the then outstanding Class B Common shares, the corporation shall take such corporate action as may be necessary to increase the number of authorized and unissued Class A Common shares to such number as shall be sufficient for such purposes.

            (c) The Preferred shares may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the designations, preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, of such Preferred shares, including without limitation of the generality of the foregoing, dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices and liquidation preferences of any wholly unissued series of Preferred shares, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

   5. The corporation is to have perpetual existence.

   6. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

   7. A director of the corporation shall not be personally liable to the corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article 7 to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of any provision of this Article 7 by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

   8. The corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article./4/

   IN WITNESS WHEREOF, the undersigned have executed this certificate as of , 2002.



                                               -------------------------------
                                               David Schwartz, President


                                               -------------------------------
                                               Sanford S. Wadler, Secretary

--------
/4 /This section will be included in the Restated Certificate only if the Technical Amendments Proposal is approved.

   The undersigned, the President and Secretary of Bio-Rad Laboratories, Inc., a Delaware corporation, declare under penalty of perjury that the matters set out in the foregoing Restated Certificate of Incorporation are true of their own knowledge.

                                               -------------------------------
                                               David Schwartz, President


                                               -------------------------------
                                               Sanford S. Wadler, Secretary

PROXY
CLASS A STOCK

                           BIO-RAD LABORATORIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS

                                FEBRUARY 4, 2002

     The undersigned does hereby appoint David Schwartz and Sanford S. Wadler and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class A Common Stock of Bio-Rad Laboratories, Inc. ("Bio-Rad"), to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California, on Monday, February 4, 2002 at 4:00 p.m., Pacific Time, and at any and all adjournments or postponements thereof including, if submitted to a vote of the stockholders, a motion to adjourn the special meeting to another time or place for the purpose of soliciting additional proxies:

            PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE

               (Continued and to be signed on the reverse side.)

     This proxy will be voted as specified below. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated on the reverse to vote in his discretion on other matters which may properly come before the meeting. The Board of Directors recommends a Vote FOR Items 1, 2, 3 and 4.

     1. AUTHORIZED SHARES PROPOSAL To approve an amendment to the certificate of incorporation of the Company to increase the authorized number of shares of capital stock from 23,300,000 to 77,500,000 shares, by increasing the number of authorized shares of our Class A Common Stock from 15,000,000 shares to 50,000,000 shares, increasing the number of authorized shares of our Class B Common Stock from 6,000,000 shares to 20,000,000 shares and increasing the number of authorized shares of Preferred Stock from 2,300,000 to 7,500,000 shares.

          For          Against           Abstain
          [_]            [_]               [_]

     2. PAR VALUE PROPOSAL To approve an amendment to the certificate of incorporation of the Company to reduce the par value of each of the Class A Common Stock, Class B Common Stock and Preferred Stock from $1.00 per share to $.0001 per share.

          For          Against           Abstain
          [_]            [_]               [_]

     3. WRITTEN BALLOT PROPOSAL To approve an amendment to the certificate of incorporation of the Company to eliminate the current requirement that all elections of directors be conducted by written ballot.

          For          Against           Abstain
          [_]            [_]               [_]

     4. TECHNICAL AMENDMENTS PROPOSAL To approve an amendment to the certificate of incorporation of the Company to make certain technical amendments.

          For          Against           Abstain
          [_]            [_]               [_]



     Dated:
           -----------------------------------------------

     Signature:
               -------------------------------------------

     Signature,
     If held jointly:
                     ---------------------------------------------

Receipt of the Notice of Special Meeting of Stockholders and proxy statement is hereby confirmed.
Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary.

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\


                             YOUR VOTE IS IMPORTANT!

            PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

PROXY
CLASS B STOCK

                           BIO-RAD LABORATORIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS

                                FEBRUARY 4, 2002

     The undersigned does hereby appoint David Schwartz and Sanford S. Wadler and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class B Common Stock of Bio-Rad Laboratories, Inc. ("Bio-Rad"), to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California, on Monday, February 4, 2002 at 4:00 P.m., Pacific Time, and at any and all adjournments or postponements thereof including, if submitted to a vote of the stockholders, a motion to adjourn the special meeting to another time or place for the purpose of soliciting additional proxies:

            PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

This proxy will be voted as specified below. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated on the reverse to vote in his discretion on other matters which may properly come before the meeting. The Board of Directors recommends a Vote FOR Items 1, 2, 3 and 4.

     1. AUTHORIZED SHARES PROPOSAL To approve an amendment to the certificate of incorporation of the Company to increase the authorized number of shares of capital stock from 23,300,000 to 77,500,000 shares, by increasing the number of authorized shares of our Class A Common Stock from 15,000,000 shares to 50,000,000 shares, increasing the number of authorized shares of our Class B Common Stock from 6,000,000 shares to 20,000,000 shares and increasing the number of authorized shares of Preferred Stock from 2,300,000 to 7,500,000 shares.

          For            Against           Abstain
          [_]              [_]               [_]

     2. PAR VALUE PROPOSAL To approve an amendment to the certificate of incorporation of the Company to reduce the par value of each of the Class A Common Stock, Class B Common Stock and Preferred Stock from $1.00 per share to $.0001 per share.

          For            Against           Abstain
          [_]              [_]               [_]

     3. WRITTEN BALLOT PROPOSAL To approve an amendment to the certificate of incorporation of the Company to eliminate the current requirement that all elections of directors be conducted by written ballot.

          For            Against           Abstain
          [_]              [_]               [_]

     4. TECHNICAL AMENDMENTS PROPOSAL To approve an amendment to the certificate of incorporation of the Company to make certain technical amendments.

          For            Against           Abstain
          [_]              [_]               [_]



     Dated:
           ----------------------------------------------------

     Signature:
               ------------------------------------------------

     Signature,
     If held jointly:
                     ------------------------------------------------

Receipt of the Notice of Special Meeting of Stockholders and proxy statement is hereby confirmed.
Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary.

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\


                             YOUR VOTE IS IMPORTANT!

            PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.



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